EX-10.16.25E

                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


            THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of December 31, 1996, by and among DANSKIN, INC., a Delaware corporation (hereinafter referred to as "Borrower"); FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Agent"), a national banking association, as agent for itself and the other financial institutions ("Lenders") from time to time party to the Loan Agreement (as hereinafter defined); and such Lenders.

                              W I T N E S S E T H:

         WHEREAS, Agent, Lenders and Borrower are parties to a certain Amended and Restated Loan and Security Agreement (the "Loan Agreement"), dated June 22, 1995, as amended August 17, 1995, February 29, 1996, March 18, 1996, and July 31, 1996, pursuant to which Lenders have made certain revolving credit loans, term loans and other financial accommodations to Borrower; and
         WHEREAS, the parties desire to amend the Loan Agreement as hereinafter set forth;
         NOW, THEREFORE, for and in consideration of TEN DOLLARS($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
         1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

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         2. Amendment to Section 9.3(A) of the Loan Agreement. Section 9.3(A) of
the Loan Agreement is hereby amended by deleting the amount of Consolidated EBITDA Borrower is required to achieve as of the last day of the fourth quarter of its 1996 fiscal year and by substituting in lieu thereof the amount of $4,400,000.

      3. Amendment to Section 9.3(B) of the Loan Agreement. Section 9.3(B) of the Loan Agreement is hereby amended by deleting the Consolidated Interest Coverage Ratio Borrower is required to maintain as of the last day of the fourth quarter of its 1996 fiscal year and by substituting in lieu thereof the ratio of
1.0 to 1.0.

         4. Amendment Fee. Borrower shall pay to Agent, for the ratable benefit of Lenders, an amendment fee of $117,500, which fee shall be deemed fully earned at the closing of the transactions contemplated by this Amendment, shall be paid concurrently with the execution and delivery of this Amendment and shall not be subject to rebate except as may be required by Applicable Law. Such fee shall compensate Agent and Lenders for the costs associated with the origination, structuring, processing, approving and closing of the transactions contemplated by this Amendment including, but not limited to, administrative, out-of-pocket, general overhead and lost opportunity costs, but not including any expenses for which Borrower has agreed to reimburse Agent and Lenders pursuant to any other provisions of this Amendment, the Loan Agreement or any other Loan Documents, such as, by way of example, legal fees and expenses.

         5. Ratification and Reaffirmation. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties and liabilities thereunder.

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         6. Acknowledgements and Stipulations. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Agent for the Pro Rata benefit of Lenders are duly perfected, first priority security interests and liens, subject to the exceptions set forth in the Loan Agreement or otherwise consented to by Agent in writing.

         7. Representations and Warranties. Borrower represents and warrants to Agent, to induce Agent and Lenders to enter into this Amendment, that, after giving effect to the provisions of this Amendment, no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Agent prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

         8. Expenses of Agent and Lenders. Borrower agrees to pay, on demand, all costs and expenses incurred by Agent and Lenders, whether currently due or in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Agent and Lenders' legal counsel.

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         9. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of North Carolina.

         10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. No Novation, etc. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof.

         12. Counterparts: Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile shall be deemed to be an original signature hereto.

         13. Waiver of Notice. Borrower hereby waives notice of acceptance of this Amendment by Agent and Lenders.

         14. Waiver of Jury Trial. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers as of the date first written above.

                                        BORROWER:

ATTEST:                                 DANSKIN, INC.


 /S/ Edwin W. Dean                      By: /S/ Beverly Eichel
----------------------                  -------------------------------
Title: Secretary                        Title:  Chief Financial Officer
      [CORPORATE SEAL]

                                        LENDERS:

                                        FIRST UNION NATIONAL BANK OF
                                        NORTH CAROLINA


                                        By: /S/ Sharon J. Garner
                                        ----------------------------------
                                        Title: Assistant Vice President

                                        FIRST UNION COMMERCIAL
                                        CORPORATION


                                        By: /S/ Sharon J. Garner
                                        ----------------------------------
                                        Title: Assistant Vice President








                    [Signatures Continued on Following Page]

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




                                              AGENT:

                                              FIRST UNION NATIONAL BANK OF
                                              NORTH CAROLINA, as Agent


                                              By: /S/ Sharon J. Garner
                                              ----------------------------------
                                               Title: Assistant Vice President


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
                            CONSENT AND REAFFIRMATION


         The undersigned guarantor of the Obligations of Borrower at any time owing to Agent and Lenders hereby (i) acknowledges receipt of a copy of the foregoing Fifth Amendment to Amended and Restated Loan and Security Agreement;
(ii) consents to Borrower's execution and delivery thereof; and (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation, on and as of the date of such Fifth Amendment to Amended and Restated Loan and Security Agreement.

ATTEST:                                              DANPEN, INC.


 /S/ Edwin W. Dean                          By: /S/ Beverly Eichel
--------------------------                      ----------------------------
Secretary
                                              Title: Chief Financial Officer


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